UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2011

FIDELITY D & D BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

       (570) 342-8281
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On March 23, 2011, the board of directors of Fidelity D & D Bancorp, Inc. (the “Company”) appointed Daniel J. Santaniello, President and Chief Executive Officer of the Company and its wholly owned subsidiary, Fidelity Deposit and Discount Bank (the “Bank”), as a Class C director of the Company to serve until the 2013 annual meeting of shareholders and a director of the Bank.  Mr. Santaniello will serve on the Company’s Nominating Committee.

Mr. Santaniello was not appointed to his positions pursuant to any arrangement or understanding with any other person, and he has no reportable transactions under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Santaniello and any director or executive officer of the Company.

In addition, on March 23, 2011, the Company and the Bank entered into employment agreements with Mr. Santaniello and Timothy P. O’Brien, Senior Executive Vice President of the Bank, and a change in control and severance agreement with John T. Piszak, Executive Vice President and Chief Risk Officer of the Bank.

Messrs. Santaniello’s and O’Brien’s Employment Agreements

The material terms of Messrs. Santaniello’s and O’Brien’s employment agreements are as follows:

1.	Mr. Santaniello shall serve as President and Chief Executive Officer of the Company and the Bank, and Mr. O’Brien shall serve as Senior Executive Vice President of the Bank.

2.
The initial terms of each agreement is three (3) years beginning on January 1, 2011. Each Agreement shall automatically renew for additional one (1) year terms at the end of the first year of the Agreement and on each anniversary date unless notice to terminate is given by either party at least one hundred and eighty (180) days prior to the anniversary date of the Agreement.  If notice to terminate is given, the agreement shall expire three (3) years after the next anniversary date.

3.	Each agreement shall terminate automatically:

a.	For “Cause”, as defined in each agreement, and upon written notice from the Board of Directors of Company or Bank to the executive; or,
b.	Upon voluntary termination of each agreement by the executive for “Good Reason”, as defined in the agreement.
c.	If the executive becomes disabled.

4.
If either agreement is terminated without “Cause”, involuntarily within one year after “Change in Control” or voluntarily by the executive for “Good Reason”, the executive shall be entitled to receive one (1) times his annual base salary if terminated prior to the first anniversary of the agreement and continuation of all life, disability, medical insurance and other normal health and welfare benefits for one (1) year.

5.
If either agreement is terminated without “Cause”, involuntarily within one year after “Change in Control” or voluntarily by the executive for “Good Reason”, the executive shall be entitled to receive and two (2) times his annual base salary if terminated on or after the first anniversary of the agreement and continuation of all life, disability, medical insurance and other normal health and welfare benefits for two (2) years.

6.	If the executive terminates his agreement without “Good Reason”, all of the executive’s rights terminate under the agreement except for arbitration.

7.
Mr. Santaniello shall receive an annual base salary of $205,000, subject to customary withholdings and taxes, which may be increased from time to time. Mr. O’Brien shall receive an annual base salary of $175,000, subject to customary withholdings and taxes, which may be increased from time to time.

8.
Each executive is entitled to be considered for bonuses each year, as determined in the Bank’s sole discretion, vacation and/or paid time off, as well as is entitled to participate in employee benefit plans.

9.	Upon termination of either agreement for any reason, each executive is subject to certain customary confidentiality and non-competition provisions for two (2) years.

The description above is only a summary of the material terms of each of Messrs. Santaniello’s and O’Brien’s agreement and is not intended to be a full description of either agreement. For more information about the agreements, please refer to each agreement attached hereto as Exhibits 99.1 and 99.2.

Mr. Piszak’s Change in Control and Severance Agreement

The material terms of Mr. Piszak’s change in control and severance agreement are as follows:

1.
The term of the agreement begins March 23, 2011 and continues until any party gives notice of termination of employment for any reason, unless an agreement to effect a “Change in Control” as defined in the agreement, has been executed, and then the agreement only terminates if the executive is terminated for “Cause”, as defined in the agreement.

2.
If the executive is terminated or certain other changes in employment occur, as identified in the agreement, after a “Change in Control”, the executive shall be entitled to receive a lump sum equal to one (1) times his annual base salary and continuation of all life, disability, medical insurance and other normal health and welfare benefits for one (1) year.

3.
If the executive is terminated without cause and no change of control occurs, he shall be entitled to receive a lump sum equal to six (6) months of this annual base salary and continuation of all life, disability, medical insurance and other normal health and welfare benefits for six (6) months.

4.	The Agreement contains certain customary confidentiality and non-competition provisions.

The description above is only a summary of the material terms of Mr. Piszak’s agreement and is not intended to be a full description of the agreement. For more information about the agreement, please refer to the agreement attached hereto as Exhibit 99.3.

ITEM 9.01        Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Employment Agreement between Fidelity D & D Bancorp, Inc., Fidelity Deposit and Discount Bank and Daniel J. Santaniello dated as of March 23, 2011.

99.2	Employment Agreement between Fidelity D & D Bancorp, Inc., Fidelity Deposit and Discount Bank and Timothy P. O’Brien dated as of March 23, 2011.

99.3	Change in Control and Severance Agreement Fidelity D & D Bancorp, Inc., Fidelity Deposit and Discount Bank and John T. Piszak dated as of March 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY D & D BANCORP, INC.
(Registrant)

Dated: March 29, 2011	/s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Employment Agreement between Fidelity D & D Bancorp, Inc., Fidelity Deposit and Discount Bank and Daniel J. Santaniello dated as of March 23, 2011.

99.2	Employment Agreement between Fidelity D & D Bancorp, Inc., Fidelity Deposit and Discount Bank and Timothy P. O’Brien dated as of March 23, 2011.

99.3	Change in Control and Severance Agreement Fidelity D & D Bancorp, Inc., Fidelity Deposit and Discount Bank and John T. Piszak dated as of March 23, 2011.